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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO:  Medical advisory Systems, Inc.

     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, of our report dated January 28, 1999 included in Medical Advisory Systems, Inc's Annual Report on Form 10-KSB for the year ended October 31, 1998, and to all references to our Firm included in this registration statement.

                                        /s/ STEFANOU & COMPANY, LLP
                                        ------------------------------
                                        Stefanou & Company, LLP


McLean, Virginia
December 7, 1999